SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  October 13, 2003


                                 EMC CORPORATION
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             (Exact name of registrant as specified in its charter)


         Massachusetts                1-9853                  No. 04-2680009
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(State or other jurisdiction       (Commission              (I.R.S. Employer
       of incorporation)           File Number)            Identification No.)



176 South Street, Hopkinton, MA                              01748
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(Address of principal executive offices)                  (Zip code)



Registrant's telephone number, including area code: (508) 435-1000


                                       N/A
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(Former Name or Former Address, if changed since last report)




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Item 5.  Other Events

         On October 13, 2003, EMC Corporation, a Massachusetts corporation ("EMC"), and Elite Merger Corporation, a Delaware corporation and a wholly owned subsidiary of EMC (the "Merger Subsidiary"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Documentum, Inc., a Delaware corporation ("Documentum"), providing for the acquisition of Documentum by EMC pursuant to a merger of the Merger Subsidiary with and into Documentum (the "Merger") with Documentum surviving the Merger as a wholly owned subsidiary of EMC. In the Merger, and subject to the terms and conditions of the Merger Agreement, each issued and outstanding share of Documentum common stock will be converted automatically into the right to receive 2.175 shares of EMC common stock. The completion of the Merger is subject to the approval of the stockholders of Documentum, receipt of necessary approvals under United States and applicable foreign antitrust laws, effectiveness of the registration statement to be filed with the Securities and Exchange Commission and other customary closing conditions. A copy of the Merger Agreement is attached as
Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         On October 14, 2003, EMC and Documentum issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

         2.1 Agreement and Plan of Merger dated as of October 13, 2003 by and among EMC Corporation, Elite Merger Corporation and Documentum, Inc.

         99.1 Press Release of EMC Corporation and Documentum, Inc. dated October 14, 2003.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                EMC CORPORATION



                                By: /s/ William J. Teuber, Jr.
                                   ----------------------------------------
                                   William J. Teuber, Jr.
                                   Executive Vice President and
                                     Chief Financial Officer




Date: October 14, 2003


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                                 EXHIBIT INDEX

Exhibit No.                Description

   2.1 Agreement and Plan of Merger dated as of October 13, 2003 by and among EMC Corporation, Elite Merger Corporation and Documentum, Inc.

   99.1 Press Release of EMC Corporation and Documentum, Inc. dated October 14, 2003.